EXHIBIT 99.2

                Computational Materials and/or ABS Term Sheet.

CWHL-0511-TS - 123 Report

Closing Dat 20050228
Prepay: 20 CPR
Default 0 CDR, Loss Severity: 0 %, Lag: 0 months
Run to CALL
LIBOR_1MO=2.59 LIBOR_6MO=2.9925 LIBOR_1YR=3.32 MTA_1YR=2.022
COFI_11=2.118 CMT_1YR=2.937



Period           Date         6A2 Balance       6A2 Interest   6A2 Principal
Total                                          10,637,691.32   98,467,000.00

0              Feb25,2005     98,467,000.00             0.00            0.00
1              Mar25,2005     96,350,085.31       201,720.59    2,116,914.69
2              Apr25,2005     94,364,596.31       244,755.98    1,985,489.00
3              May25,2005     92,420,893.12       231,979.63    1,943,703.19
4              Jun25,2005     90,513,848.28       234,774.74    1,907,044.84
5              Jul25,2005     88,642,776.14       222,513.21    1,871,072.14
6              Aug25,2005     86,807,003.83       225,177.27    1,835,772.30
7              Sep25,2005     85,005,871.06       220,513.90    1,801,132.78
8              Oct25,2005     83,238,729.80       208,972.77    1,767,141.25
9              Nov25,2005     81,504,944.16       211,449.50    1,733,785.64
10             Dec25,2005     79,803,890.09       200,366.32    1,701,054.07
11             Jan25,2006     78,134,955.17       202,724.05    1,668,934.92
12             Feb25,2006     76,496,968.93       198,484.49    1,637,986.24
13             Mar25,2006     74,864,058.03       175,518.05    1,632,910.90
14             Apr25,2006     73,262,470.46       190,175.50    1,601,587.57
15             May25,2006     71,691,614.57       180,103.57    1,570,855.89
16             Jun25,2006     70,150,909.83       182,116.62    1,540,704.74
17             Jul25,2006     68,639,786.64       172,454.32    1,511,123.19
18             Aug25,2006     67,157,686.08       174,364.12    1,482,100.55
19             Sep25,2006     65,704,059.78       170,599.18    1,453,626.30
20             Oct25,2006     64,278,369.65       161,522.48    1,425,690.13
21             Nov25,2006     62,880,087.72       163,284.91    1,398,281.92
22             Dec25,2006     61,508,695.98       154,580.22    1,371,391.74
23             Jan25,2007     60,163,686.14       156,249.17    1,345,009.84
24             Feb25,2007     58,844,128.82       152,832.47    1,319,557.32
25             Mar25,2007     57,531,904.02       135,014.58    1,312,224.80
26             Apr25,2007     56,245,298.44       146,147.02    1,286,605.58
27             May25,2007     54,983,823.89       138,269.69    1,261,474.55
28             Jun25,2007     53,747,001.42       139,674.19    1,236,822.47
29             Jul25,2007     52,534,361.15       132,128.05    1,212,640.27
30             Aug25,2007     51,345,442.11       133,451.87    1,188,919.04
31             Sep25,2007     50,179,792.06       130,431.69    1,165,650.06
32             Oct25,2007     49,036,967.31       123,358.66    1,142,824.75
33             Nov25,2007     47,916,532.60       124,567.52    1,120,434.71
34             Dec25,2007     46,818,060.92       117,794.81    1,098,471.68
35             Jan25,2008     45,741,133.33       118,960.88    1,076,927.59
36             Feb25,2008     44,684,981.73       116,195.18    1,056,151.60
37             Mar25,2008     43,645,417.85       106,188.89    1,039,563.89

38             Apr25,2008     42,626,367.53       110,871.49    1,019,050.31
39             May25,2008     41,779,208.30       104,789.82      847,159.24
40             Jun25,2008     40,948,542.26       106,130.79      830,666.04
41             Jul25,2008     40,134,052.87       100,665.17      814,489.39
42             Aug25,2008     39,335,429.61       101,951.64      798,623.26
43             Sep25,2008     38,552,367.83        99,922.92      783,061.77
44             Oct25,2008     37,784,568.70        94,774.57      767,799.13
45             Nov25,2008     37,031,739.06        95,983.30      752,829.65
46             Dec25,2008     36,293,591.30        91,036.36      738,147.76
47             Jan25,2009     35,569,843.31        92,195.80      723,747.99
48             Feb25,2009     34,859,913.36        90,357.28      709,929.96
49             Mar25,2009     34,163,844.83        79,984.13      696,068.52
50             Apr25,2009     33,481,371.17        86,785.66      682,473.66
51             May25,2009     32,812,230.87        82,308.37      669,140.30
52             Jun25,2009     32,156,167.39        83,352.18      656,063.48
53             Jul25,2009     31,512,929.10        79,050.58      643,238.30
54             Aug25,2009     30,882,269.13        80,051.59      630,659.97
55             Sep25,2009     30,263,945.32        78,449.54      618,323.80
56             Oct25,2009     29,657,720.14        74,398.87      606,225.18
57             Nov25,2009     29,063,360.56        75,338.85      594,359.58
58             Dec25,2009     28,480,637.99        71,447.43      582,722.57
59             Jan25,2010     27,909,328.20        72,348.73      571,309.79
60             Feb25,2010     27,348,975.08        70,897.45      560,353.12
61             Mar25,2010     26,799,606.70        62,750.70      549,368.38
62             Apr25,2010     26,261,011.21        68,078.45      538,595.48
63             May25,2010     25,732,980.82        64,558.32      528,030.39
64             Jun25,2010     25,215,311.68        65,368.92      517,669.14
65             Jul25,2010     24,707,803.82        61,987.64      507,507.85
66             Aug25,2010     24,210,261.12        62,764.68      497,542.70
67             Sep25,2010     23,722,491.16        61,500.79      487,769.96
68             Oct25,2010     23,244,305.22        58,317.79      478,185.94
69             Nov25,2010     22,775,518.17        59,046.99      468,787.05
70             Dec25,2010     22,315,948.42        55,989.82      459,569.76
71             Jan25,2011     21,865,417.83        56,688.70      450,530.59
72             Feb25,2011     21,423,751.67        55,544.24      441,666.15
73             Mar25,2011     20,990,778.56        49,155.61      432,973.11
74             Apr25,2011     20,566,330.38        53,322.41      424,448.18
75             May25,2011     20,150,242.22        50,558.90      416,088.16
76             Jun25,2011     19,742,352.32        51,187.21      407,889.90
77             Jul25,2011     19,342,502.01        48,533.28      399,850.30
78             Aug25,2011     18,950,535.67        49,135.33      391,966.34
79             Sep25,2011     18,566,300.64        48,139.62      384,235.03
80             Oct25,2011     18,189,647.17        45,642.16      376,653.47
81             Nov25,2011     17,820,428.40        46,206.76      369,218.78
82             Dec25,2011     17,458,500.24        43,808.55      361,928.15
83             Jan25,2012     17,103,721.40        44,349.44      354,778.84
84             Feb25,2012     16,755,953.26        43,448.20      347,768.14
85             Mar25,2012     16,415,059.86        39,818.66      340,893.39
86             Apr25,2012     16,080,907.86        41,698.81      334,152.00

87             May25,2012     15,753,366.46        39,532.23      327,541.41
88             Jun25,2012     15,432,307.35        40,017.93      321,059.11
89             Jul25,2012     15,117,604.69        37,937.76      314,702.65
90             Aug25,2012     14,809,135.07        38,402.92      308,469.63
91             Sep25,2012     14,506,777.40        37,619.32      302,357.66
92             Oct25,2012     14,210,412.96        35,665.49      296,364.45
93             Nov25,2012     13,919,925.26        36,098.40      290,487.70
94             Dec25,2012     13,635,200.07        34,219.82      284,725.19
95             Jan25,2013     13,356,125.35        34,637.20      279,074.72
96             Feb25,2013     13,082,591.19        33,928.27      273,534.16
97             Mar25,2013     12,814,489.81        30,017.28      268,101.38
98             Apr25,2013     12,551,715.48        32,552.36      262,774.33
99             May25,2013     12,294,164.51        30,856.30      257,550.97
100            Jun25,2013     12,041,735.19        31,230.59      252,429.32
101            Jul25,2013     11,794,327.77        29,602.60      247,407.42
102            Aug25,2013     11,551,844.41        29,960.87      242,483.36
103            Sep25,2013     11,314,189.16        29,344.89      237,655.25
104            Oct25,2013     11,081,267.89        27,814.05      232,921.27
105            Nov25,2013     10,852,988.30        28,149.50      228,279.59
106            Dec25,2013     10,629,259.86        26,680.26      223,728.44
107            Jan25,2014     10,409,993.77        27,001.27      219,266.09
108            Feb25,2014     10,195,102.95        26,444.28      214,890.83
109            Mar25,2014      9,984,501.97        23,392.10      210,600.98
110            Apr25,2014      9,778,107.07        25,363.41      206,394.90
111            May25,2014      9,575,836.09        24,037.85      202,270.98
112            Jun25,2014      9,377,608.44        24,325.28      198,227.64
113            Jul25,2014      9,183,345.11        23,053.29      194,263.33
114            Aug25,2014      8,992,968.58        23,328.25      190,376.53
115            Sep25,2014      8,806,402.83        22,844.64      186,565.75
116            Oct25,2014      8,623,573.32        21,649.07      182,829.51
117            Nov25,2014              0.00        21,906.27    8,623,573.32




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